UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2007 (June 1, 2007)

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Bahnhofstrasse 9
6341 Baar, Switzerland
(Address of principal executive offices) (Zip code)
+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2007, Manas Petroleum Corporation (the “Company”) elected Mr. Neil Maedel as Director Business Development and member of the Board of Directors of the Company (the “Board”). In connection with election as Director Business Development member of the Board, the Company entered into an Employment and Non-Competition Agreement (“Employment Agreement”) with Mr. Neil Maedel. Mr. Maedel’s duties and responsibilities as Director Business Development will be those that are customary to the office. Pursuant to the Employment Agreement, effective June 1, 2007, the Company has agreed to provide Mr. Maedel: i) an annual base salary of $180,000; (ii) stock options to purchase 1,500,000 shares of Manas common stock pursuant to the Manas 2007 Stock Option Plan (“Stock Option Plan”) at a strike price of $4.90 to expire on May 31, 2017; (iii) an annual cash bonus pursuant to a bonus plan to be adopted by the Board within 60 days following the Effective Date; (iv) a non-accountable automobile and monthly parking allowance of $12,000 per year; (v) reimbursement for all business expenses; and (vi) five weeks paid vacation per year.

From October 2004 to December 2006 Mr. Maedel acted as a consultant to Eden Energy Corp, a reporting issuer trading on the OTC BB where he assisted in the structuring and completion of various equity and debt financings and building the company's shareholder base. From October 2003 to August 2004 Mr. Maedel was employed as a research consultant by GM Capital Partners, Ltd. where he evaluated international financial markets and specific companies in the resource sector. From December 2001 to September 2003 he was employed by American Trade and Finance, as Director of Research where he evaluated the broad markets and companies in the resource sector.

The Employment Agreement is attached as Exhibits 10.1 and incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K, as indicated:

10.1   Employment Agreement between Manas Petroleum Corporation and Neil Maedel as Vice President of Business Development, dated and effective on or about June 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

Date: June 7, 2007

By: /s/ Alexander Becker
Name:Alexander Becker
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Manas Petroleum Corporation and Neil Maedel as Vice President of Business Development, dated and effective on or about June 1, 2007